Exhibit 99.1

CompoSecure Board of Directors Approves Spin-Off of Resolute Holdings and

Authorizes Expanded Share Repurchase Program to $100 Million

•	Record date set at February 20, 2025 to receive shares of Resolute Holdings Management, Inc

•	Pro rata distribution of shares expected to be completed February 28, 2025

•	Distribution ratio of one share of Resolute Holdings for every twelve shares of CompoSecure stock

•	Resolute Holdings shares expected to trade on Nasdaq under ticker “RHLD” with “when-issued” trading expected to commence on or about February 20, 2025

•	Transaction is expected to be taxable for both CompoSecure and all its shareholders on the record date

•	Resolute Holdings expected to have limited profitability in FY 2025

•	CompoSecure Issues Preliminary FY 2024 Results In-Line with Guidance

SOMERSET, N.J., Feb. 10, 2025 (GLOBE NEWSWIRE) -- CompoSecure, Inc. (Nasdaq: CMPO)(“CompoSecure” or the “Company”), a leader in metal payment cards, security, and authentication solutions, today announced that its Board of Directors has approved the previously announced plan to spin-off its newly formed subsidiary, Resolute Holdings Management, Inc. (“Resolute Holdings”). The Board of Directors has also approved an increase to CompoSecure’s current share repurchase authorization from $40 million up to $100 million.

The record date for shareholders of CompoSecure to receive shares of Resolute Holdings has been set as February 20, 2025 and the distribution is expected to occur prior to the opening of trading on February 28, 2025. All CompoSecure shareholders as of the record date will receive one share of Resolute Holdings for every twelve shares of CompoSecure. Shares of Resolute Holdings are expected to trade on Nasdaq under the ticker “RHLD” with “when-issued” trading expected to commence on or about February 20, 2025.

The distribution of shares of Resolute Holdings will give rise to a taxable gain to CompoSecure and will be treated as a taxable dividend to all existing CompoSecure shareholders for U.S. federal and applicable state and local tax purposes.

Resolute Holdings anticipates limited profitability in fiscal year 2025 as it establishes operations and builds out infrastructure, including adding to its investment and operating team. These investments are designed to facilitate the acceleration of organic and value enhancing inorganic growth at CompoSecure.

Goldman Sachs & Co. LLC is serving as financial advisor to CompoSecure, and Paul, Weiss, Rifkind, Wharton & Garrison LLP is serving as legal advisor.

Preliminary Financial Information

The Company also announced that it expects to report net sales for the year ended December 31, 2024 of $420.6 million (in line with previous guidance of $418 to $424 million), net income expected to be in the range of $(89.2) to $(87.7) million, and adjusted EBITDA (a non-GAAP measure) expected to be in the range of $149.4 to $151.4 million (in line with previous guidance of $148 to $151 million). The Company expects to report its audited 2024 financial results and hold an investor conference call in late February or early March.

The financial information presented herein are preliminary estimates prepared by the Company’s management, and they have not been audited by Grant Thornton LLP, the Company’s independent auditors. Accordingly, this information is subject to the finalization of year-end financial and accounting procedures, and Grant Thornton LLP does not express an opinion or any other form of assurance with respect thereto. The preliminary financial information presented herein are forward-looking statements and may differ materially from actual results. These estimates should not be viewed as substitutes for the Company’s full annual financial statements prepared in accordance with United States generally accepted accounting principles (GAAP). Accordingly, investors should not place undue reliance on these preliminary unaudited financial results. The preliminary unaudited financial results should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the Company’s historical consolidated financial statements and the notes thereto in its annual report on Form 10-K for the year ended December 31, 2023 and its quarterly reports on Form 10-Q for the quarters ended March 31, 2024, June 30, 2024, and September 30, 2024.

Non-GAAP Financial Measure Reconciliation

This press release includes GAAP financial measures as well as non-GAAP financial measures, including EBITDA and Adjusted EBITDA, which is a financial measure not calculated in accordance with GAAP. Investors should refer to the supplemental non-GAAP financial information below for reconciliations of the differences between such non-GAAP financial measure and its most directly comparable GAAP financial measure.

CompoSecure, Inc. FY 2024 Preliminary Financial Results EBITDA Reconciliation (in millions)	Low	High
Net Income	$(89.2)	$(87.7)

Depreciation and amortization	9.2	9.2
Income tax expense	6.2	6.7
Interest expense, net	16.8	16.8
EBITDA	$(57.0)	$(55.0)

Stock-based compensation expense	21.2	21.2
Mark to market adjustments, net	171.8	171.8
September Resolute deal expenses	2.7	2.7
Secondary offering transaction costs	0.6	0.6
Debt refinance costs	0.2	0.2
Additional earnout costs	3.7	3.7
Spin-off costs	6.1	6.1
Adjusted EBITDA	$149.4	$151.4

Trading Details

CompoSecure anticipates that “when-issued” trading in Resolute Holdings common stock on Nasdaq will begin on or about February 20, 2025, and will begin “regular way” trading on Nasdaq on the expected distribution date of February 28, 2025. The trading symbol for Resolute Holdings on Nasdaq will be “RHLD.”

Beginning on or about February 20, 2025 and continuing through February 27, 2025, it is expected that there will be two markets in CompoSecure common stock on Nasdaq: a “regular-way” market under the symbol “CMPO” in which CompoSecure shares will trade with the right to receive shares of Resolute Holdings common stock in the distribution, and an “ex distribution” market, under the symbol “CMPOV” in which CompoSecure shares will trade without the right to receive shares of Resolute Holdings stock in the distribution.

CompoSecure stockholders who hold shares of common stock on the record date of February 20, 2025, and decide to sell any of those shares before the distribution date, should consult their stockbroker, bank or other nominee to understand whether the shares of CompoSecure common stock will be sold with or without entitlement to Resolute Holdings common stock distributed pursuant to the distribution.

The distribution of Resolute Holdings common stock is expected to be completed at 12:01 a.m. Eastern Time on February 28, 2025, subject to the satisfaction or waiver of certain conditions, including, but not limited to, the Registration Statement on Form 10 for Resolute Holdings common stock being declared effective by the U.S. Securities and Exchange Commission and other conditions described in the preliminary information statement included therein. There can be no assurance regarding the ultimate timing of the distribution or that the distribution will be completed.

Forward-Looking Statements

This press release contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These statements are based on the beliefs and assumptions of management. Although CompoSecure believes that its plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, CompoSecure cannot assure investors that it will achieve or realize these plans, intentions, or expectations. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning the anticipated timing and completion of the planned spin-off of Resolute Holdings, the listing of the common stock of Resolute Holdings and the trading markets of the common stock of Resolute Holdings and CompoSecure, anticipated tax treatment of the spin-off, the anticipated impacts of the spin-off, CompoSecure’s possible or assumed future actions, business strategies, events, or results of operations, CompoSecure’s stock repurchase authorization, and CompoSecure’s preliminary unaudited financial information for the fiscal year ended December 31, 2024, are forward-looking statements. In some instances, these statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or the negatives of these terms or variations of them or similar terminology. Forward-looking statements are not guarantees of performance. Investors should not put undue reliance on these statements which speak only as of the date hereof. Investors should understand that the following important factors, among others, could cause actual results or other outcomes to differ materially from those expressed or implied in these forward-looking statements: the ability of CompoSecure to effect the spin-off described above and to meet the conditions related thereto; potential uncertainty during the pendency of the spin-off that could affect CompoSecure’s financial performance; the possibility that the spin-off will not be completed within the anticipated time period or at all; the possibility that the spin-off will not achieve its intended benefits; the ability of Resolute Holdings to successfully execute its plans and strategies, including with respect to M&A; the possibility of disruption, including changes to existing business relationships, disputes, litigation or unanticipated costs in connection with the spin-off; uncertainty of the expected financial performance of CompoSecure or Resolute Holdings following completion of the spin-off; negative effects of the announcement or pendency of the spin-off on the market price of CompoSecure’s securities and/or on the financial performance of CompoSecure; the finalization of CompoSecure’s year-end financial and accounting procedures; changes in CompoSecure’s plans with respect to its share repurchase authorization; evolving legal, regulatory and tax regimes; actions by third parties, including government agencies; the ability of CompoSecure to diversify its business and customer base and to achieve enhancements in organic growth and operational efficiency, including for any future managed companies; the ability of CompoSecure to create value for its shareholders and generate robust free cash flow; the ability of CompoSecure to grow and manage growth profitably, maintain relationships with customers, compete within its industry and retain its key employees; the possibility that CompoSecure may be adversely impacted by other global economic, business, competitive and/or other factors; the outcome of any legal proceedings that may be instituted against CompoSecure or others; future exchange and interest rates; and other risks and uncertainties, including those under “Risk Factors” in filings that have been made or will be made with the Securities and Exchange Commission. CompoSecure undertakes no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Use of Non-GAAP Financial Measures

This press release includes certain non-GAAP financial measures that are not prepared in accordance with GAAP and that may be different from non-GAAP financial measures used by other companies. CompoSecure believes EBITDA and Adjusted EBITDA are useful to investors in evaluating CompoSecure’s financial performance. CompoSecure uses these measures internally to establish forecasts, budgets and operational goals to manage and monitor its business, as well as evaluate its underlying historical performance and/or to measure incentive compensation, as CompoSecure believes that these non-GAAP financial measures depict the true performance of the business by encompassing only relevant and controllable events, enabling CompoSecure to evaluate and plan more effectively for the future. In addition, CompoSecure’s debt agreement contains covenants that use a variation of these measures for purposes of determining debt covenant compliance. CompoSecure believes that investors should have access to the same set of tools that its management uses in analyzing operating results. EBITDA and Adjusted EBITDA should not be considered as measures of financial performance under U.S. GAAP, and the items excluded from EBITDA and Adjusted EBITDA are significant components in understanding and assessing CompoSecure’s financial performance. Accordingly, these key business metrics have limitations as an analytical tool. They should not be considered as an alternative to net income or any other performance measures derived in accordance with U.S. GAAP or as an alternative to cash flows from operating activities as a measure of CompoSecure’s liquidity and may be different from similarly titled non-GAAP measures used by other companies. Please refer to the table above for a reconciliation of GAAP measures to these non-GAAP measures.

About CompoSecure

Founded in 2000, CompoSecure (Nasdaq: CMPO) is a technology partner to market leaders, fintech’s and consumers enabling trust for millions of people around the globe. The company combines elegance, simplicity and security to deliver exceptional experiences and peace of mind in the physical and digital world. CompoSecure’s innovative payment card technology and metal cards with Arculus security and authentication capabilities deliver unique, premium branded experiences, enable people to access and use their financial and digital assets, and ensure trust at the point of a transaction. For more information, please visit www.CompoSecure.com and www.GetArculus.com.

About Resolute Holdings Management, Inc.

Resolute Holdings Management, Inc. (“Resolute Holdings”) is an alternative asset management platform led by David Cote and Tom Knott that will provide operating management services including the oversight of capital allocation strategy, operational practices, and M&A sourcing and execution at CompoSecure and other managed businesses in the future. Resolute Holdings brings a differentiated approach to long-term value creation through the systematic deployment of the Resolute Operating System, which will create value at both the underlying managed businesses and at Resolute Holdings. For additional information on Resolute Holdings, please refer to the recently filed Registration Statement on Form 10.

Resolute Holdings Management, Inc. is a distinct entity from Resolute Holdings I, L.P., which acquired CompoSecure shares in September 2024.

Contacts

For Resolute Holdings

info@resoluteholdings.com

(212) 256-8405

For CompoSecure

Corporate Contact:

Anthony Piniella

Head of Communications, CompoSecure

(917) 208-7724

apiniella@composecure.com

Investor Relations Contact :

Sean Mansouri, CFA

Elevate IR

(720) 330-2829

CMPO@elevate-ir.com